NOTE 6 - INTANGIBLE ASSETS, NET: Schedule of estimated future amortization expense for Intangible Assets (Tables)	12 Months Ended
Jun. 30, 2018
Tables/Schedules
Schedule of estimated future amortization expense for Intangible Assets
Year ending June 30,	Amortization expense
2019	$66,640
2020	66,640
2021	66,640
2022	66,640
Thereafter	2,124,011
Total	$2,390,571